Exhibit 99.2

Rexford INDUSTRIAL

Supplemental Financial Reporting Package

First Quarter 2016

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated Financial Results:
Consolidated Balance Sheets	5
Consolidated Statement of Operations	6-7
Non‐GAAP FFO and AFFO Reconciliations	8-9
Statement of Operations Reconciliations	10-11
Same Property Portfolio Performance	12-13
Joint Venture Financial Summary	14-15
Capitalization Summary	16
Debt Summary	17
Debt Covenants	18
Portfolio Data:
Portfolio Overview	19
Occupancy and Leasing Trends	20
Leasing Statistics	21
Top Tenants and Lease Segmentation	22
Capital Expenditure Summary	23
Properties and Space Under Repositioning	24
Current Year Acquisitions Summary	25
Net Asset Value Components	26
Fixed Charge Coverage Ratio	27
Definitions / Discussion of Non‐GAAP Financial Measures	28-29
Disclosures:
Forward Looking Statements: This supplemental package contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward‐looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward‐looking statements, see Item 1A. Risk Factors in our 2015 Annual Report on Form 10‐K, which was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2016. We disclaim any obligation to publicly update or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

First Quarter 2016	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
David Lanzer	General Counsel
Patrick Schlehuber	Senior Vice President, Acquisitions
Bruce Herbkersman	Senior Vice President, Development & Construction
Shannon Lewis	Senior Vice President, Leasing
Ashley Arthur	Vice President, Operations

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information
11620 Wilshire Blvd, Suite 1000
Los Angeles, CA 90025
310‐966‐1680
www.RexfordIndustrial.com

Investor Relations Information
ICR
Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	Juan C. Sanabria
Capital One	Thomas J. Lesnick, CFA
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jefferies LLC	Jonathan Petersen
Stifel Nicolaus & Co.	John W. Guinee
Wells Fargo Securities	Brendan Maiorana, CFA
Wunderlich Securities	Craig Kucera
Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

First Quarter 2016	Page 3
Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Financial Results:
Total rental revenues	$27,370	$26,059	$23,335	$22,281	$20,931
Net income	$1,477	$1,056	$617	$196	$81
Net income per common share-basic and diluted	$0.02	$0.02	$0.01	$0.00	$0.00
Company share of Recurring FFO	$11,962	$11,870	$11,201	$11,089	$10,085
Recurring FFO per common share-basic and diluted	$0.22	$0.21	$0.20	$0.20	$0.20
Company share of FFO	$12,123	$11,365	$10,780	$10,220	$9,513
FFO per share-basic and diluted	$0.22	$0.21	$0.20	$0.19	$0.19
Adjusted EBITDA	$17,074	$16,385	$14,607	$14,066	$12,927
Dividend declared per common share	$0.135	$0.135	$0.135	$0.12	$0.12
Portfolio Statistics:
Portfolio SF - consolidated	12,152,138	11,955,455	11,078,912	10,649,768	10,253,580
Ending occupancy - consolidated portfolio	88.1%	89.2%	88.8%	88.4%	89.5%
Leased percentage - consolidated portfolio	88.4%	89.3%	90.5%	90.0%	90.8%
Leasing spreads-cash	5.6%	6.4%	5.4%	7.0%	4.5%
Leasing spreads-GAAP	13.6%	12.9%	16.3%	15.4%	11.6%
Same Property Performance:
Same Property Portfolio SF	9,828,422	6,083,359	6,083,359	6,083,359	6,083,359
Total rental revenue growth	8.4%	2.8%	5.0%	5.5%	4.2%
Total property expense growth	8.7%	-2.2%	-3.2%	3.8%	-3.4%
NOI growth	8.3%	4.8%	8.4%	6.2%	7.4%
Cash NOI growth	8.2%	7.5%	7.1%	8.0%	7.3%
Same Property Portfolio ending occupancy	91.7%	94.4%	93.7%	92.6%	92.4%
Stabilized Same Property Portfolio ending occupancy	95.1%	95.6%	94.8%	94.0%	94.9%
Same Property Portfolio occupancy growth (ppt) (2)	1.0%	1.6%	2.4%	2.3%	2.1%
Capitalization:
Common stock price at quarter end	$18.16	$16.36	$13.79	$14.58	$15.81
Common shares issued and outstanding	55,276,567	55,265,243	55,198,780	55,051,832	54,909,083
Total shares and units issued and outstanding at period end (3)	57,303,209	57,291,885	57,265,484	57,229,405	57,205,769
Weighted average shares outstanding ‐ basic and diluted	55,269,598	55,244,664	55,145,963	54,963,093	50,683,528
Total equity market capitalization	$1,040,626	$937,295	$789,691	$834,405	$904,423
Total consolidated debt	$445,611	$418,698	$335,904	$296,715	$269,879
Total combined market capitalization (debt and equity)	$1,479,835	$1,350,792	$1,120,512	$1,121,132	$1,126,761
Ratios:
Net debt (pro‐rata) to total combined market capitalization	29.7%	30.6%	29.5%	25.6%	19.7%
Net debt (pro‐rata) to adjusted EBITDA (quarterly results annualized)	6.4x	6.3x	5.7x	5.1x	4.3x
(1)For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
Represents the year over year percentage point change in ending occupancy of the Same Property Portfolio for the reported period. See page 13 for a summary of our current period Same Property Portfolio and page 19 for a definition of Same Property Portfolio. For prior periods ending in 2015, the Same Property Portfolio includes all properties that were wholly‐owned by us as of January 1, 2014 and still owned by us as of the reporting date.

(3)
Includes the following number of OP Units held by noncontrolling interests: 2,026,642 (Mar 31, 2016), 2,026,642 (Dec 31, 2015), 2,066,704 (Sep 30, 2015), 2,177,573 (Jun 30, 2015) and 2,296,686 (Mar 31, 2015). Excludes the following number of shares of unvested restricted stock: 380,861 (Mar 31, 2016), 333,441 (Dec 31, 2015), 389,123 (Sep 30, 2015), 407,463 (Jun 30, 2015) and 420,280 (Mar 31, 2015). Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units granted during Q4-15.

First Quarter 2016	Page 4
Supplemental Financial Reporting Package

Consolidated Balance Sheets
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Land	$501,972	$492,704	$445,454	$420,349	$392,594
Buildings and improvements	667,675	650,075	620,341	586,178	557,382
Tenant improvements	30,305	28,977	26,539	25,008	22,417
Furniture, fixtures, and equipment	188	188	188	188	188
Construction in progress	17,662	16,822	14,265	13,181	13,306
Total real estate held for investment	1,217,802	1,188,766	1,106,787	1,044,904	985,887
Accumulated depreciation	(111,167)	(103,623)	(96,403)	(89,539)	(83,140)
Investments in real estate, net	1,106,635	1,085,143	1,010,384	955,365	902,747
Cash and cash equivalents	6,402	5,201	5,083	9,988	47,541
Notes receivable	—	—	—	13,137	13,135
Rents and other receivables, net	2,939	3,040	2,221	2,210	1,892
Deferred rent receivable	8,670	7,827	7,009	6,067	5,520
Deferred leasing costs, net	6,001	5,331	5,044	4,526	3,744
Deferred loan costs, net	1,296	1,445	1,595	1,745	1,895
Acquired lease intangible assets, net(1)	28,802	30,383	27,838	28,580	26,504
Indefinite‐lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	5,580	5,523	5,491	5,221	5,534
Acquisition related deposits	400	—	1,250	1,400	250
Investment in unconsolidated real estate entities	4,144	4,087	4,056	4,018	4,013
Total Assets	$1,176,140	$1,153,251	$1,075,242	$1,037,528	$1,018,046
Liabilities
Notes payable	$444,010	$418,154	$335,058	$296,333	$269,541
Interest rate swap liability	4,949	3,144	4,716	2,960	3,279
Accounts payable and accrued expenses	14,897	12,631	13,886	9,257	11,566
Dividends payable	7,814	7,806	7,504	6,655	6,639
Acquired lease intangible liabilities, net(2)	3,307	3,387	2,700	2,579	2,903
Tenant security deposits	11,995	11,539	10,523	9,711	9,112
Prepaid rents	2,667	2,846	1,935	2,517	1,144
Total Liabilities	489,639	459,507	376,322	330,012	304,184
Equity
Common stock	554	553	552	550	549
Additional paid in capital	723,074	722,722	722,102	720,583	719,199
Cumulative distributions in excess of earnings	(54,192)	(48,103)	(41,613)	(34,702)	(28,235)
Accumulated other comprehensive loss	(4,728)	(3,033)	(4,546)	(2,847)	(3,147)
Total stockholders' equity	664,708	672,139	676,495	683,584	688,366
Noncontrolling interests	21,793	21,605	22,425	23,932	25,496
Total Equity	686,501	693,744	698,920	707,516	713,862
Total Liabilities and Equity	$1,176,140	$1,153,251	$1,075,242	$1,037,528	$1,018,046

(1)	Includes net above-market tenant lease intangibles of $5,818 (March 31, 2016), $6,225 (Dec. 31, 2015), $5,621 (Sept. 30, 2015), $5,725 (June 30, 2015) and $3,312 (March 31, 2015).

(2)	Includes net below-market tenant lease intangibles of $3,102 (March 31, 2016), $3,174 (Dec. 31, 2015), $2,479 (Sept. 30, 2015), $2,350 (June 30, 2015) and $2,666 (March 31, 2015).

First Quarter 2016	Page 5
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands, except share and per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues
Rental income	$23,499	$22,665	$20,617	$19,275	$18,557
Tenant reimbursements	3,558	3,074	2,377	2,844	2,184
Other income	313	320	341	162	190
Total Rental Revenues	27,370	26,059	23,335	22,281	20,931
Management, leasing, and development services	134	105	186	161	132
Interest income	—	—	153	280	277
Total Revenues	27,504	26,164	23,674	22,722	21,340
Operating Expenses
Property expenses	7,543	7,118	6,237	5,874	5,771
General and administrative	3,602	3,952	3,778	3,740	3,546
Depreciation and amortization	11,214	10,821	10,642	10,490	9,884
Total Operating Expenses	22,359	21,891	20,657	20,104	19,201
Other Expense
Acquisition expenses	475	528	528	847	233
Interest expense	3,254	2,724	2,245	1,658	1,826
Total Other Expense	3,729	3,252	2,773	2,505	2,059
Total Expenses	26,088	25,143	23,430	22,609	21,260
Equity in income from unconsolidated real estate entities	61	35	45	12	1
Gain from early repayment of note receivable	—	—	581	—	—
(Loss) gain on extinguishment of debt	—	—	(253)	71	—
Net Income	1,477	1,056	617	196	81
Less: net income attributable to noncontrolling interest	(52)	(40)	(24)	(8)	(4)
Net income attributable to Rexford Industrial Realty, Inc.	1,425	1,016	593	188	77
Less: earnings allocated to participating securities	(78)	(71)	(53)	(49)	(50)
Net income attributable to common stockholders	$1,347	$945	$540	$139	$27

Earnings per Common Share ‐ Basic and Diluted
Net income attributable to common stockholders	$0.02	$0.02	$0.01	$0.00	$0.00
Weighted average shares outstanding ‐ basic and diluted	55,269,598	55,244,664	55,145,963	54,963,093	50,683,528

First Quarter 2016	Page 6
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands)

	Three Months Ended March 31,
	2016	2015
Rental Revenues
Rental income	$23,499	$18,557
Tenant reimbursements	3,558	2,184
Other income	313	190
Total Rental Revenues	27,370	20,931
Management, leasing, and development services	134	132
Interest income	—	277
Total Revenues	27,504	21,340
Operating Expenses
Property expenses	7,543	5,771
General and administrative	3,602	3,546
Depreciation and amortization	11,214	9,884
Total Operating Expenses	22,359	19,201
Other Expense
Acquisition expenses	475	233
Interest expense	3,254	1,826
Total Other Expense	3,729	2,059
Total Expenses	26,088	21,260
Equity in income from unconsolidated real estate entities	61	1
Net Income	1,477	81
Less: net income attributable to noncontrolling interest	(52)	(4)
Net income attributable to Rexford Industrial Realty, Inc.	1,425	77
Less: earnings allocated to participating securities	(78)	(50)
Net income attributable to common stockholders	$1,347	$27

First Quarter 2016	Page 7
Supplemental Financial Reporting Package

Non-GAAP FFO Reconciliation(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Funds From Operations (FFO)
Net Income	$1,477	$1,056	$617	$196	$81
Add:
Depreciation and amortization	11,214	10,821	10,642	10,490	9,884
Depreciation and amortization from unconsolidated joint ventures	5	5	4	20	28
FFO (2)	12,696	11,882	11,263	10,706	9,993
Less: FFO attributable to noncontrolling interests(3)	(449)	(418)	(407)	(410)	(409)
Less: FFO attributable to participating securities(4)	(124)	(99)	(76)	(76)	(71)
Company share of FFO (3)(4)	$12,123	$11,365	$10,780	$10,220	$9,513

FFO per share‐basic and diluted	$0.22	$0.21	$0.20	$0.19	$0.19

FFO	$12,696	$11,882	$11,263	$10,706	$9,993
Add:
Non‐recurring legal fees (reimbursements)(5)	(643)	—	(88)	64	369
Acquisition expenses	475	528	528	847	233
Recurring FFO (2)	12,528	12,410	11,703	11,617	10,595
Less: Recurring FFO attributable to noncontrolling interests(3)	(443)	(437)	(423)	(446)	(435)
Less: Recurring FFO attributable to participating securities(4)	(123)	(103)	(79)	(82)	(75)
Company share of Recurring FFO	$11,962	$11,870	$11,201	$11,089	$10,085

Recurring FFO per share‐basic and diluted	$0.22	$0.21	$0.20	$0.20	$0.20

Weighted‐average shares outstanding‐basic and diluted	55,269,598	55,244,664	55,145,963	54,963,093	50,683,528
Weighted-average diluted shares and units	57,296,240	57,289,069	57,257,186	57,220,536	52,989,102

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
FFO and Recurring FFO for the three months ended September 30, 2015, includes the following: (i) $581 gain from the early repayment of the Calle Perfecto note receivable and (ii) $253 loss on extinguishment of debt. FFO and Recurring FFO for the three months ended June 30, 2015, includes a $71 gain on extinguishment of debt.

(3)	Noncontrolling interests represent holders of outstanding common units of the Company's operating partnership that are owned by unit holders other than us.

(4)	Participating securities include unvested shares of restricted stock, unvested LTIP units and unvested performance units.

(5)	Non-recurring legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

First Quarter 2016	Page 8
Supplemental Financial Reporting Package

Non-GAAP AFFO Reconciliation(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	March 31, 2015(2)	December 31, 2014(2)
Adjusted Funds From Operations (AFFO)
Funds From Operations	$12,696	$11,882	$11,263	$10,706	$9,993
Add:
Amortization of deferred financing costs	221	194	200	209	209
Net fair value lease revenue (expense)	(4)	48	69	46	39
Non‐cash stock compensation	934	494	443	467	348
Straight line corporate office rent expense adjustment	(1)	(1)	21	37	24
Loss (gain) on extinguishment of debt	—	—	253	(71)	—
Deduct:
Straight line rental revenue adjustment(3)	1,095	1,409	1,039	612	365
Capitalized payments(4)	795	651	548	497	344
Note receivable discount amortization	—	—	38	71	69
Note payable premium amortization	59	33	33	33	92
Gain from early repayment of note receivable	—	—	581	—	—
Recurring capital expenditures(5)	586	1,346	921	871	392
2nd generation tenant improvements and leasing commissions(6)	461	762	701	893	706
Unconsolidated joint venture AFFO adjustments	3	4	5	(4)	(9)
AFFO	$10,847	$8,412	$8,383	$8,421	$8,654

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)	For comparability, prior period amounts have been reclassified to conform to current period presentation.

(3)
The straight line rental revenue adjustment includes concessions of $848, $727, $870, $485, and $358 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. The straight line rental revenue adjustment includes $245 and $554 of free rent under a license agreement at one of our properties for the three months ended March 31, 2016 and December 31, 2015, respectively.

(4)	Includes capitalized interest, and leasing and construction development compensation.

(5)
Excludes nonrecurring capital expenditures of $4,238, $4,018, $4,222, $3,312, and $2,920 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(6)
Excludes 1st generation tenant improvements and leasing commissions of $989, $418, $624, $996 and $236 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

First Quarter 2016	Page 9
Supplemental Financial Reporting Package

Statement of Operations Reconciliations (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net Operating Income (NOI)
Rental income	$23,499	$22,665	$20,617	$19,275	$18,557
Tenant reimbursements	3,558	3,074	2,377	2,844	2,184
Other income	313	320	341	162	190
Total Rental Revenues	27,370	26,059	23,335	22,281	20,931

Property Expenses	7,543	7,118	6,237	5,874	5,771
NOI	$19,827	$18,941	$17,098	$16,407	$15,160
Net fair value lease revenue (expense)	(4)	48	69	46	39
Straight line rental revenue adjustment	(1,095)	(1,409)	(1,039)	(612)	(365)
Cash NOI	$18,728	$17,580	$16,128	$15,841	$14,834

Net Income	$1,477	$1,056	$617	$196	$81
Add:
General and administrative	3,602	3,952	3,778	3,740	3,546
Depreciation and amortization	11,214	10,821	10,642	10,490	9,884
Acquisition expenses	475	528	528	847	233
Interest expense	3,254	2,724	2,245	1,658	1,826
Loss (gain) on extinguishment of debt	—	—	253	(71)	—
Subtract:
Management, leasing, and development services	134	105	186	161	132
Interest income	—	—	153	280	277
Equity in income from unconsolidated real estate entities	61	35	45	12	1
Gain from early repayment of note receivable	—	—	581	—	—
NOI	$19,827	$18,941	$17,098	$16,407	$15,160
Net fair value lease revenue (expense)	(4)	48	69	46	39
Straight line rental revenue adjustment	(1,095)	(1,409)	(1,039)	(612)	(365)
Cash NOI	$18,728	$17,580	$16,128	$15,841	$14,834

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

First Quarter 2016	Page 10
Supplemental Financial Reporting Package

Statement of Operations Reconciliations (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net income	$1,477	$1,056	$617	$196	$81
Interest expense	3,254	2,724	2,245	1,658	1,826
Depreciation and amortization	11,214	10,821	10,642	10,490	9,884
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	5	5	4	20	28
EBITDA	$15,950	$14,606	$13,508	$12,364	$11,819
Stock‐based compensation amortization	934	494	443	467	348
Loss (gain) on extinguishment of debt	—	—	253	(71)	—
Gain from early repayment of note receivable	—	—	(581)	—	—
Non‐recurring legal fees (reimbursements)(2)	(643)	—	(88)	64	369
Acquisition expenses	475	528	528	847	233
Pro forma effect of acquisitions(3)	358	757	544	395	158
Adjusted EBITDA	$17,074	$16,385	$14,607	$14,066	$12,927

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)	Non-recurring legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

(3)
Represents the estimated impact on EBITDA of Q1'16 acquisitions as if they had been acquired January 1, 2016, Q4'15 acquisitions as if they had been acquired October 1, 2015, Q3'15 acquisitions as if they had been acquired July 1, 2015, Q2'15 acquisitions as if they had been acquired April 1, 2015 and Q1'15 acquisitions as if they had been acquired January 1, 2015. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

First Quarter 2016	Page 11
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
Statement of Operations and NOI Reconciliation	(unaudited and in thousands)

Same Property Portfolio Statement of Operations:

	Three Months Ended March 31,
	2016	2015	$ Change	% Change
Rental Revenues
Rental income	$19,253	$18,092	$1,161	6.4%
Tenant reimbursements	2,652	2,214	438	19.8%
Other income	299	176	123	69.9%
Total Rental Revenues	22,204	20,482	1,722	8.4%
Interest income	—	—	—	0.0%
Total Revenues	22,204	20,482	1,722	8.4%
Operating Expenses
Property expenses	6,170	5,678	492	8.7%
Depreciation and amortization	8,841	9,457	(616)	(6.5)%
Total Operating Expenses	15,011	15,135	(124)	(0.8)%
Other Expense
Interest expense	(205)	533	(738)	(138.5)%
Total Other Expense	(205)	533	(738)	(138.5)%
Total Expenses	14,806	15,668	(862)	(5.5)%
Net Income	$7,398	$4,814	$2,584	53.7%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended March 31,
NOI	2016	2015	$ Change	% Change
Net Income	$7,398	$4,814
Add:
Interest expense	(205)	533
Depreciation and amortization	8,841	9,457
NOI	$16,034	$14,804	$1,230	8.3%
Straight-line rents	(315)	(337)
Amort. above/below market leases	(14)	46
Cash NOI	$15,705	$14,513	$1,192	8.2%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

First Quarter 2016	Page 12
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
NOI Reconciliation, Portfolio Summary and Occupancy	(unaudited and dollars in thousands)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended March 31,
	2016	2015	$ Change	% Change
Rental income	$19,253	$18,092	$1,161	6.4%
Tenant reimbursements	2,652	2,214	438	19.8%
Other income	299	176	123	69.9%
Total rental revenues	22,204	20,482	1,722	8.4%
Property expenses	6,170	5,678	492	8.7%
NOI	$16,034	$14,804	$1,230	8.3%
Straight-line rents	(315)	(337)	22	(6.5)%
Amort. above/below market leases	(14)	46	(60)	(130.4)%
Cash NOI	$15,705	14,513	$1,192	8.2%

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Number of properties	98	92
Square Feet	9,828,422	9,478,246

Same Property Portfolio Occupancy:

	March 31, 2016		March 31, 2015		Change (ppt)
	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Occupancy:
Los Angeles County	90.9%	94.5%	89.4%	90.6%	1.5%	3.9%
Orange County	86.5%	98.4%	92.2%	97.7%	(5.7)%	0.7%
San Bernardino County	97.7%	97.7%	96.3%	96.3%	1.4%	1.4%
Ventura County	92.3%	92.3%	91.8%	91.8%	0.5%	0.5%
San Diego County	94.7%	94.7%	88.7%	88.7%	6.0%	6.0%
Total/Weighted Average	91.7%	95.1%	90.7%	91.9%	1.0%	3.2%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 350,176 rentable square feet at six of our properties that were classified as repositioning or lease-up as of March 31, 2016. For additional details, refer to page 24 of this report.

First Quarter 2016	Page 13
Supplemental Financial Reporting Package

Joint Venture Financial Summary
Balance Sheet	(unaudited and in thousands)

	Mission Oaks (1)
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets:
Investments in real estate, net	$21,416	$21,558	$21,153	$20,690	$20,635
Cash and cash equivalents	2,837	2,474	2,631	2,891	2,573
Rents and other receivables, net	61	34	5	183	220
Deferred rent receivable	65	61	39	2	—
Deferred leasing costs and acquisition related intangible assets, net	177	140	152	74	164
Acquired above-market leases, net	—	—	—	—	44
Other assets	14	13	16	22	28
Total Assets	$24,570	$24,280	$23,996	$23,862	$23,664

Liabilities:
Accounts payable, accrued expenses and other liabilities	$603	$646	$686	$836	$930
Deferred rent payable	—	—	—	—	4
Tenant security deposits	436	436	429	429	292
Prepaid rents	43	168	130	177	129
Total Liabilities	1,082	1,250	1,245	1,442	1,355

Equity:
Equity	8,202	8,202	8,202	8,202	8,202
Accumulated deficit and distributions	15,286	14,828	14,549	14,218	14,107
Total Equity	23,488	23,030	22,751	22,420	22,309

Total Liabilities and Equity	$24,570	$24,280	$23,996	$23,862	$23,664

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

(1)	These financial statements represent amounts attributable to the joint venture entities and do not represent our 15% proportionate share.

First Quarter 2016	Page 14
Supplemental Financial Reporting Package

Joint Venture Financial Summary(1)
Statement of Operations	(unaudited and in thousands)

Statement of Operations

	Mission Oaks (2)
	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Income Statement
Rental revenues	$549	$526	$502	$373	$348
Tenant reimbursements	80	106	191	312	315
Other operating revenues	3	(2)	2	—	—
Total revenue	632	630	695	685	663

Total operating expense	121	288	334	423	425
NOI	$511	$342	$361	$262	$238

General and administrative	19	36	3	13	12
Depreciation and amortization	34	27	27	138	185
Total expense	174	351	364	574	622
Net Income	$458	$279	$331	$111	$41

EBITDA
Net income	$458	$279	$331	$111	$41
Depreciation and amortization	34	27	27	138	185
EBITDA	$492	$306	$358	$249	$226

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture

Net income	$458	$279	$331	$111	$41

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%
Company share	69	42	50	17	6
Intercompany eliminations/basis adjustments	(8)	(7)	(5)	(5)	(5)
Equity in net income from unconsolidated real estate entities	$61	$35	$45	$12	$1

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)	These financial statements represent amounts attributable to the joint venture entities and do not represent our 15% proportionate share.

First Quarter 2016	Page 15
Supplemental Financial Reporting Package

Capitalization Summary
(unaudited and in thousands, except share and per share data)

Capitalization as of March 31, 2016

Description	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Common shares outstanding (1)	55,276,567	55,265,243	55,198,780	55,051,832	54,909,083
Operating partnership units outstanding(2)	2,026,642	2,026,642	2,066,704	2,177,573	2,296,686
Total shares and units outstanding at period end	57,303,209	57,291,885	57,265,484	57,229,405	57,205,769
Share price at end of quarter	$18.16	$16.36	$13.79	$14.58	$15.81
Total Equity Market Capitalization	$1,040,626	$937,295	$789,691	$834,405	$904,423

Total Debt	$445,611	$418,698	$335,904	$296,715	$269,879
Less: Cash and cash equivalents	(6,402)	(5,201)	(5,083)	(9,988)	(47,541)
Net Debt	$439,209	$413,497	$330,821	$286,727	$222,338

Total Combined Market Capitalization (Debt and Equity)	$1,479,835	$1,350,792	$1,120,512	$1,121,132	$1,126,761

Net debt to total combined market capitalization	29.7%	30.6%	29.5%	25.6%	19.7%
Net debt to adjusted EBITDA (quarterly results annualized)(3)	6.4x	6.3x	5.7x	5.1x	4.3x

(1)
Excludes the following number of shares of unvested restricted stock: 380,861 (March 31, 2016), 333,441 (December 31, 2015), 389,123 (September 30, 2015), 407,463 (June 30, 2015) and 420,280 (March 31, 2015).

(2)
Represents outstanding common units of the Company' s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership. Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units which were granted during Q4-15.

(3)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

First Quarter 2016	Page 16
Supplemental Financial Reporting Package

Debt Summary
(unaudited and dollars in thousands)

Debt Detail:
As of March 31, 2016

Debt Description	Maturity Date	Stated Interest Rate	Effective Interest Rate(1)	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:
$60M Term Loan	8/1/2019(2)	LIBOR + 1.90%	3.818%	$60,000	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	3,011	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,271	--
1065 Walnut St	2/1/2019(3)	4.550%	4.550%	9,829	--
Unsecured Debt:
$100M Term Loan Facility	6/11/2019	LIBOR +1.35%(4)	3.248%	100,000	12/14/2018
$200M Revolving Credit Facility(5)	6/11/2018(2)	LIBOR +1.40%(4)	1.837%	42,500	--
$125M Term Loan Facility(6)	1/14/2023	LIBOR +1.60%(4)	2.037%	125,000	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			3.158%	$445,611

(1)	Includes the effect of interest rate swaps effective as of March 31, 2016, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.

(2)	One additional one‐year extension is available, provided that certain conditions are satisfied.

(3)	One additional five‐year extension is available, provided that certain conditions are satisfied.

(4)
The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility, 1.25% to 1.85% for the $100M term loan facility and 1.50% to 2.25% for the $125M term loan facility depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.

(5)	The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.

(6)	We have executed a forward interest swap that will effectively fix this $125M term loan at 1.349% plus the applicable LIBOR margin from 2/14/18 to 1/14/22.

Debt Composition:
Category	Avg. Term Remaining (yrs)(1)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed(2)	5.5	3.86%	3.86%	$278,111	62%
Variable(2)	5.6	LIBOR + 1.55%	1.99%	$167,500	38%
Secured	3.6		4.10%	$78,111	18%
Unsecured	6.0		2.96%	$367,500	82%

(1)	The weighted average remaining term to maturity of our consolidated debt is 5.6 years.

(2)	If all of our interest rate swaps were effective as of March 31, 2016, our consolidated debt would be 90% fixed and 10% variable. See footnote (6) above.

Debt Maturity Schedule:
Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2016-2017	$—	$—	$—	—%	—%
2018	5,271	42,500	47,771	11%	2.291%
2019	69,829	100,000	169,829	38%	3.524%
Thereafter	3,011	225,000	228,011	51%	3.066%
Total	$78,111	$367,500	$445,611	100%	3.158%

First Quarter 2016	Page 17
Supplemental Financial Reporting Package

Debt Covenants
(unaudited results)

Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)

	Covenant	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Maximum Leverage Ratio	less than 60%	37.8%	36.3%	30.2%	28.1%
Maximum Secured Leverage Ratio	less than 45%	6.6%	5.9%	6.2%	15.1%
Maximum Secured Recourse Debt(2)	less than 15%	—%	—%	—%	—%
Maximum Recourse Debt(2)	less than 15%	--	--	--	1.0%
Minimum Tangible Net Worth	$582,432,000	$755,296,000	$753,641,000	$755,982,000	$756,231,000
Minimum Fixed Charge Coverage Ratio	at least 1.50 to 1.00	4.42 to 1.00	4.72 to 1.00	5.26 to 1.00	8.47 to 1.00
Unencumbered Leverage Ratio	less than 60%	35.4%	33.6%	27.1%	17.1%
Unencumbered Interest Coverage Ratio	at least 1.75 to 1.00	3.15 to 1.00	3.31 to 1.00	3.87 to 1.00	5.96 to 1.00

(1)	Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.

(2)	On July 15, 2015, we amended our credit agreement. The amendment provides for, among other things, the replacement of the maximum recourse debt covenant with a maximum secured recourse debt covenant.

First Quarter 2016	Page 18
Supplemental Financial Reporting Package

Portfolio Overview
at 3/31/16	(unaudited results)

Consolidated Portfolio:

		Rentable Square Feet			Occupancy				Annualized Base Rent
Market	# Properties	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Total Portfolio Excluding Repositioning(1)	Total (in thousands)(2)	per SF
Greater San Fernando Valley	24	2,465,431	284,550	2,749,981	88.0%	47.2%	83.8%	91.2%	$21,695	$9.41
San Gabriel Valley	12	1,213,095	116,119	1,329,214	99.3%	100.0%	99.3%	99.3%	10,591	$8.02
Central LA	4	238,153	149,157	387,310	80.1%	100.0%	87.7%	100.0%	3,449	$10.15
Mid-Counties	10	522,430	302,740	825,170	98.9%	79.1%	91.6%	99.2%	5,599	$7.41
South Bay	13	652,275	337,082	989,357	84.0%	100.0%	89.4%	96.5%	8,059	$9.11
Los Angeles County	63	5,091,384	1,189,648	6,281,032	90.9%	82.1%	89.3%	95.4%	49,393	$8.81

North Orange County	6	579,446	64,570	644,016	98.2%	100.0%	98.4%	98.4%	5,926	$9.35
West Orange County	2	170,865	114,912	285,777	100.0%	100.0%	100.0%	100.0%	2,263	$7.92
South Orange County	1	46,178	—	46,178	100.0%	—%	100.0%	100.0%	371	$8.04
OC Airport	6	511,270	—	511,270	67.4%	—%	67.4%	97.7%	3,373	$9.78
Orange County	15	1,307,759	179,482	1,487,241	86.5%	100.0%	88.1%	98.6%	11,933	$9.11

Inland Empire West	11	961,184	209,699	1,170,883	97.5%	92.0%	96.5%	96.5%	8,248	$7.30
Inland Empire East	2	85,282	—	85,282	100.0%	—%	100.0%	100.0%	556	$6.52
San Bernardino County	13	1,046,466	209,699	1,256,165	97.7%	92.0%	96.7%	96.7%	8,804	$7.24

Ventura	11	1,057,367	87,181	1,144,548	92.3%	83.0%	91.6%	91.6%	8,759	$8.35
Ventura County	11	1,057,367	87,181	1,144,548	92.3%	83.0%	91.6%	91.6%	8,759	$8.35

North County San Diego	6	584,258	—	584,258	94.9%	—%	94.9%	94.9%	5,221	$9.42
Central San Diego	12	664,487	657,706	1,322,193	98.2%	41.8%	70.2%	97.8%	10,436	$11.25
South County San Diego	1	76,701	—	76,701	63.2%	—%	63.2%	63.2%	446	$9.21
San Diego County	19	1,325,446	657,706	1,983,152	94.7%	41.8%	77.2%	95.1%	16,104	$10.52
CONSOLIDATED TOTAL / WTD AVG	121	9,828,422	2,323,716	12,152,138	91.7%	73.0%	88.1%	95.5%	$94,992	$8.87

Unconsolidated Joint Ventures:
Ventura	1	68,370	—	68,370	55.0%	0.0%	55.0%	55.0%	$314	$8.33
UNCONSOLIDATED TOTAL / WTD AVG	1	68,370	—	68,370	55.0%	0.0%	55.0%	55.0%	$314	$8.33

Total Portfolio:
GRAND TOTAL / WTD AVG	122	9,896,792	2,323,716	12,220,508	91.5%	73.0%	88.0%	95.3%	$95,306	$8.87

(1)
Excludes space aggregating 937,420 square feet at 10 of our properties that were in various stages of repositioning or lease-up as of March 31, 2016. See page 24 for additional details on these properties.

(2)
Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of March 31, 2016, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

First Quarter 2016	Page 19
Supplemental Financial Reporting Package

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	Mar 31, 2016(1)	Dec 31, 2015	Sep 30, 2015	June 30, 2015	Mar 31, 2015
Occupancy:
Los Angeles County	89.3%	91.4%	86.1%	87.7%	87.1%
Orange County	88.1%	86.4%	85.1%	84.4%	92.6%
San Bernardino County	96.7%	97.0%	97.2%	96.7%	96.3%
Ventura County	91.6%	95.3%	94.7%	90.8%	91.8%
San Diego County	77.2%	75.8%	91.7%	87.5%	89.0%
Total/Weighted Average	88.1%	89.2%	88.8%	88.4%	89.5%

Consolidated Portfolio SF	12,152,138	11,955,455	11,078,912	10,649,768	10,253,580

Leasing Activity:

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	June 30, 2015	Mar 31, 2015
Leasing Activity (SF): (2)
New leases	248,520	343,876	216,499	283,695	458,301
Renewal	712,771	237,935	323,085	442,019	319,849
Gross leasing	961,291	581,811	539,584	725,714	778,150

Expiring leases	1,071,075	378,694	455,677	857,483	625,534
Net absorption	(109,784)	203,117	83,907	(131,769)(3)	152,616
Retention rate	67%	63%	71%	52%(3)	51%

Weighted Average New/Renewal Leasing Spreads:

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	June 30, 2015	Mar 31, 2015
Cash Rent Change	5.6%	6.4%	5.4%	7.0%	4.5%
GAAP Rent Change	13.6%	12.9%	16.3%	15.4%	11.6%

(1)	See page 19 for the occupancy by county of our total consolidated portfolio excluding repositioning space.

(2)	Excludes month-to-month tenants.

(3)
Excluding the effect of two move-outs aggregating 146,133 square feet at two of our repositioning properties, Birch and Frampton, our net absorption was 14,364 square feet and our retention rate was 62%, respectively.

First Quarter 2016	Page 20
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
First Quarter 2016:
New(1)	46	248,520	4.6	15.0%	28.8%
Renewal (2)	80	712,771	3.0	4.4%	11.7%
Total/Weighted Average	126	961,291	3.4	5.6%	13.6%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy	Pro Forma Annualized Base Rent per SF
Los Angeles County	22,288	144	$49,538	89.6%	$8.80
Orange County	—	—	11,933	88.1%	$9.11
San Bernardino County	1,728	26	8,829	96.9%	$7.26
Ventura County	—	—	8,759	91.6%	$8.35
San Diego County	5,777	118	16,221	77.5%	$10.56
Total/Weighted Average	29,793	$288	$95,280	88.4%	$8.87

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	—	1,411,409	$—	—%	$—
MTM Tenants	106	196,311	2,099	2.2%	$10.69
2016	321	2,143,852	17,428	18.3%	$8.13
2017	373	2,355,920	20,747	21.8%	$8.81
2018	251	1,511,218	14,179	14.9%	$9.38
2019	91	1,116,356	9,595	10.1%	$8.60
2020	55	1,149,052	10,591	11.1%	$9.22
2021	42	1,012,864	9,505	10.0%	$9.38
2022	6	160,854	864	0.9%	$5.37
2023	6	125,883	1,472	1.5%	$11.69
2024	4	472,125	3,618	3.8%	$7.66
2025	3	133,671	1,507	1.6%	$11.27
Thereafter	4	362,623	3,675	3.8%	$10.13
Total Portfolio	1,262	12,152,138	$95,280	100.0%	$8.87

(1)
The cash and GAAP rent spreads for new leases excludes 17 leases aggregating 169,108 rentable square feet for which there was no comparable lease data. Comparable leases generally exclude: (i) space under repositioning, (ii) space that has been vacant for over one year, (iii) space with different lease structures (for example a change from a gross lease to a modified gross lease or a change in the leased square footage) or (iv) lease terms shorter than six months.

(2)
The cash and GAAP rent spreads for renewal leases excludes 10 leases aggregating 60,290 rentable square feet for which there was no comparable lease data, due to either (i) space with different lease structures or (ii) lease terms shorter than six months.

First Quarter 2016	Page 21
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
32 Cold, LLC	Central LA	149,157	2.2%	$13.80	3/31/2026(1)
Cosmetic Laboratories of America, LLC	Greater San Fernando Valley	319,348	2.0%	$5.95	6/30/2020
Valeant Pharmaceuticals International, Inc.	West Orange County	170,865	1.5%	$8.24	12/31/2019
Triumph Processing, Inc.	South Bay	164,662	1.4%	$8.22	5/31/2030
Senior Operations, Inc.	Greater San Fernando Valley	130,800	1.2%	$8.88	11/30/2024
Biosense Webster, Inc.	San Gabriel Valley	89,920	1.2%	$12.82	10/31/2020(2)
KT's Kitchen	South Bay	87,420	1.2%	$12.79	4/30/2021
Warehouse Specialists, Inc.	San Gabriel Valley	245,961	1.2%	$4.50	11/30/2017
Department of Corrections	Inland Empire West	58,781	1.0%	$18.25	3/31/2020
Stellar Microelectronics, Inc.	Greater San Fernando Valley	134,287	1.0%	$7.11	3/31/2021
Top 10 Total / Weighted Average		1,551,201	13.9%	$8.57

(1)	Includes (i) 78,280 rentable square feet expiring September 30, 2025 and (ii) 70,877 rentable square feet expiring March 31, 2026.

(2)	Includes (i) 1,120 rentable square feet expiring September 30, 2016, (ii) 12,800 rentable square feet expiring September 30, 2017 and (iii) 76,000 rentable square feet expiring October 31, 2020.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	891	1,880,929	$20,298	21.3%	$10.79
5,000‐9,999	145	998,760	10,237	10.8%	$10.25
10,000‐24,999	148	2,331,353	21,943	23.0%	$9.41
25,000‐49,999	34	1,212,814	10,310	10.8%	$8.50
>50,000	44	4,316,873	32,492	34.1%	$7.53
Total / Weighted Average	1,262	10,740,729	$95,280	100.0%	$8.87

First Quarter 2016	Page 22
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, in thousands, except square feet and per square foot data)
(data represents consolidated portfolio only)

Quarter Ended March 31, 2016

	Amount	SF(1)	PSF
Tenant Improvements:
New Leases‐1st Generation	$205	151,824	$1.35
New Leases‐2nd Generation	$123	97,240	$1.26
Renewals	$42	24,582	$1.72

Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$784	235,803	$3.32
New Leases‐2nd Generation	$179	139,353	$1.28
Renewals	$117	259,088	$0.45

Total Recurring Capex:
Recurring Capex	$586	11,973,952	$0.05
Recurring Capex % of NOI	3.0%
Recurring Capex % of Operating Revenue	2.1%

Nonrecurring Capex	$4,238	3,833,818	$1.11

(1)
For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

First Quarter 2016	Page 23
Supplemental Financial Reporting Package

Properties and Space Under Repositioning
As of March 31, 2016	(unaudited results, in thousands, except square feet)

Repositioning Properties
				Est. Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Acquisition Date	Same Property Portfolio	Start	Target Completion	Purchase Price	Repositioning	Cumulative Investment to date(1)	Projected Total Investment(2)	Occ % 3/31/16	Actual Cash NOI 1Q‐2016(3)		Est. Annual Stabilized Cash NOI	Est.Period until Stabilized (months)(4)
CURRENT REPOSITIONING/LEASE-UP:
1601 Alton Pkwy. (OC Airport)	124,000	Jun 2014	Y	4Q-2014	3Q-2016	$13,276	$2,040	$15,316	$19,078	40%	$106		$1,359	21 - 27
24105 Frampton Ave. (South Bay)	49,841	Mar 2014	Y	2Q-2015	2Q-2016	$3,930	$795	$4,725	$5,447	0%	$(21)		$362	1 - 7
9615 Norwalk Blvd. (Mid-Counties)(5)	38,362	Apr 2015	N	3Q-2015	2Q-2017	$9,642	$137	$9,779	$23,682	0%	$204		$1,556	13 - 19
2535 Midway Drive (Central SD)	373,744	Oct 2015	N	4Q-2015	1Q-2018	$19,295	$110	$19,405	$46,680	0%	$(53)		$4,189	30 - 35
12247 Lakeland Rd. (Mid-Counties)	24,875	Dec 2015	N	1Q-2016	3Q-2016	$4,257	$12	$4,269	$4,925	0%	$(5)		$297	7 - 13
679-691 S. Anderson St. (Central LA)	47,490	Nov 2014	Y	1Q-2016	2Q-2016	$6,490	$225	$6,715	$7,125	0%	$(15)		$585	3 - 9
TOTAL/WEIGHTED AVERAGE	658,312					$56,890	$3,319	$60,209	$106,937	8%	$216	(6)	$8,348

COMPLETED REPOSITIONING/LEASE-UP:
2610 & 2701 S. Birch St. (OC Airport)(7)	98,230	Jun 2014	Y	2Q-2015	4Q-2015	$11,000	$2,606	$13,606	$13,606	15%	$(23)		$868	0 - 5
9401 De Soto Ave. (SF Valley)(7)(8)	150,263	Mar 2015	N	2Q-2015	1Q-2016	$14,075	$1,923	$15,998	$16,992	0%	$(47)		$1,007	0 - 5
TOTAL/WEIGHTED AVERAGE	248,493					$25,075	$4,529	$29,604	$30,598	6%	$(70)	(6)	$1,875

Repositioning Space
				Construction Period			Costs Incurred
Property (Submarket)	Rentable Square Feet	Space Under Repositioning	Same Property Portfolio	Start	Completion		Repositioning		Projected Total Investment(2)	Occ % 3/31/16	Actual Cash NOI 1Q‐2016(3)		Est. Annual Stabilized Cash NOI	Est.Period until Stabilized (months)(4)
15140 & 15148 Bledsoe St. (SF Valley)	133,356	72,000	Y	1Q-2015	2Q-2016(3)		$1,217		$1,277	46%	$91		$882	0 - 3
228th Street (South Bay)(9)	88,580	23,093	Y	1Q-2016	3Q-2016		$—		$1,841	60%	$(11)		$207	11 - 14
TOTAL/WEIGHTED AVERAGE	221,936	94,475					$1,217		$3,118	52%	$80	(6)	$1,089

(1)	Cumulative investment‐to‐date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

(2)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(3)
Represents the actual net operating income for each property for the three months ended March 31, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

(4)	Represents the estimated remaining number of months, as of March 31, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property.

(5)
9615 Norwalk has 10.26 acres of partially paved storage yard/industrial land that is currently under a short-term lease. The current projected total investment reflects the cost of designing and constructing a new building after the short-term lease ends, and assumes we do not re-lease the land on a longer term basis. If we decide to re-lease the land on a longer term basis, the projected total investment would decrease to $10,729, which reflects the cost of making improvements to the storage yard/land, including upgrading the paving and adding lighting.

(6)
Actual NOI for the three months ended March 31, 2016, reflects the capitalization of $105 of real estate property taxes and insurance for current repositioning, $82 for completed repositioning/lease-up properties and $21 for repositioning space, respectively. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

(7)	As of March 31, 2016, this property is in lease-up.

(8)
As of March 31, 2016, we have substantially completed the repositioning of 9401 De Soto. The remaining construction work, which consists of completing exterior improvements, is estimated to be completed in Q2-2016.

(9)
The property located at 228th Street includes eight buildings, of which three buildings aggregating 23,093 rentable square feet were under repositioning as of March 31, 2016. The amounts presented on this page represent the actual and estimated costs and cash NOI of only these three buildings.

First Quarter 2016	Page 24
Supplemental Financial Reporting Package

Current Year Acquisitions Summary
(unaudited results, data represents consolidated portfolio only)

2016 Acquisitions
Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Price ($ in MM)	Occ. % at Acquisition	Occ.% at March 31, 2016
3/15/16	8525 Camino Santa Fe	San Diego	Central San Diego	59,399	$8.5	100%	100%
3/29/16	28454 Livingston Ave	Valencia	Greater San Fernando Valley	134,287	$16.0	100%	100%

First Quarter 2016	Page 25
Supplemental Financial Reporting Package

Net Asset Value Components
At 3/31/2016	(unaudited and in thousands, except share data)

Net Operating Income
For the Three Months Ended
ProForma Net Operating Income (NOI)(1)	March 31, 2016
Total operating revenues	$27,370
Property operating expenses	(7,543)
Pro forma effect of acquisitions(2)	358
Pro forma NOI effect of properties and space under repositioning(3)	2,603
ProForma NOI	22,788
Fair value lease revenue	(4)
Straight line rental revenue adjustment	(1,095)
ProForma Cash NOI	$21,689

Balance Sheet Items

Other assets and liabilities	March 31, 2016
Cash and cash equivalents	$6,402
Rents and other receivables, net	2,939
Other assets	5,580
Acquisition related deposits	400
Accounts payable, accrued expenses and other liabilities	(14,897)
Dividends payable	(7,814)
Tenant security deposits	(11,995)
Prepaid rents	(2,667)
Total other assets and liabilities	$(22,052)

Debt and Shares Outstanding

Total consolidated debt(4)	$445,611

Common shares outstanding(5)	55,276,567
Operating partnership units outstanding(6)	2,026,642
Total common shares and operating partnership units outstanding	57,303,209

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
Represents the estimated incremental NOI from Q1'16 acquisitions as if they had been acquired on January 1, 2016. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had we actually owned the acquired entities as of January 1, 2016.

(3)
Represents the estimated incremental NOI from the 10 properties that were classified as repositioning/lease-up properties as of March 31, 2016, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of January 1, 2016. See page 24 for the properties included. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had these properties actually been stabilized as of January 1, 2016.

(4)	Excludes net deferred loan fees and net loan premium aggregating $1,601.

(5)	Represents outstanding shares of common stock of the Company, which excludes 380,861 shares of unvested restricted stock.
(6)Represents outstanding common units of the Company's operating partnership, Rexford Industrial Realty, L.P., that are owned by unit holders other than Rexford Industrial Realty, Inc.

First Quarter 2016	Page 26
Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 3/31/16	(unaudited and in thousands)

For the Three Months Ended
March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
EBITDA	15,950	14,606	13,508	12,364	11,819
Recurring cash distributions from unconsolidated joint ventures	74	46	54	37	34
Fair value lease expense	(4)	48	69	46	39
Non‐cash stock compensation	934	494	443	467	348
Straight line corporate office rent expense adjustment	(1)	(1)	21	37	24
Loss (gain) on extinguishment of debt	—	—	253	(71)	—
Straight line rental revenue adjustment	(1,095)	(1,409)	(1,039)	(612)	(365)
Capitalized payments	(356)	(345)	(296)	(311)	(334)
Note receivable discount amortization	—	—	(38)	(71)	(69)
Gain from early repayment of note receivable	—	—	(581)	—	—
Recurring capital expenditures	(586)	(1,346)	(921)	(871)	(392)
2nd generation tenant improvements and leasing commissions	(461)	(762)	(701)	(893)	(706)
Unconsolidated joint venture AFFO adjustments	(3)	(4)	(5)	4	9
Cash flow for fixed charge coverage calculation	14,452	11,327	10,767	10,126	10,407
Cash interest expense calculation detail:
Interest expense	3,254	2,724	2,245	1,658	1,826
Capitalized interest	439	306	252	186	10
Note payable premium amortization	59	33	33	33	92
Amortization of deferred financing costs	(221)	(194)	(200)	(209)	(209)
Cash interest expense	3,531	2,869	2,330	1,668	1,719

Fixed Charge Coverage Ratio	4.1	x	3.9	x	4.6	x	6.1	x	6.1	x

First Quarter 2016	Page 27
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non‐cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re‐tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non‐recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non‐recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.

Cash NOI: Cash basis NOI is a non‐GAAP measure, which we calculate by adding or subtracting from NOI (i) fair value lease revenue and (ii) straight‐line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non‐cash stock based compensation expense, gain on extinguishment of debt, loss on sale of real estate, non‐recurring legal fees and the pro‐forma effects of acquisitions and assets classified as held for sale.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non‐controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

First Quarter 2016	Page 28
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.

Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space. Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing.

Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non‐recurring expenses and acquisition expenses.

Rent Change ‐ Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.

Rent Change ‐ GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.

Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly‐owned by us as of January 1, 2015 and still owned by us as of March 31, 2016. The Company’s computation of same property performance may not be comparable to other REITs.

Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space. Considered completed once the repositioning has been completed and the unit is marketable for leasing.

Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude space at properties that were in various stages of repositioning or lease-up.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

First Quarter 2016	Page 29
Supplemental Financial Reporting Package